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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST EVENT REPORTED: September 22, 2004



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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ITEM 8.01 OTHER EVENTS

     The Company has now recovered, transported to Singapore and inspected all three legs of the ATWOOD BEACON that were damaged, along with the drilling unit, on July 25, 2004. As previously announced, the ATWOOD BEACON has been awarded a contract in Vietnam which is to commence between January 15 and April 15, 2004. Based on the current shipyard schedule, the rig should be repaired within the 180 days loss of hire insurance coverage period and be ready to begin operating in Vietnam by the end of January, 2005. A copy of the press release announcing the expected timing of the rig commencing the contract in Vietnam is filed with this Form 8-K as Exhibit 99.1


ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated September 22, 2004


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.





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                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION


EX - 99.1            Press Release dated September 22, 2004



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATWOOD OCEANICS, INC.
                                               (Registrant)



                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President

                                               DATE: September 22, 2004






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                               EXHIBIT EX. - 99.1



              ATWOOD BEACON EXPECTED TO BE REPAIRED BY JANUARY 2005


Houston, Texas
22 September 2004

FOR IMMEDIATE RELEASE


     Atwood Oceanics, Inc. (Houston-based International Offshore Drilling Contractor - NYSE: ATW) announced that all three legs of the ATWOOD BEACON that were damaged, along with the drilling unit, on July 25, 2004 have now been recovered, transported to Singapore and inspected. As previously announced, the ATWOOD BEACON has been awarded a contract in Vietnam which is to commence between January 15 and April 15, 2005. Based on the current shipyard schedule, the rig should be repaired within the 180 days loss of hire insurance coverage period and be ready to begin operations in Vietnam by the end of January 2005.

     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.



                                              Contact:  Jim Holland
                                                     (281) 749-7804





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